UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K

                       CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

             Date of Report:  September 25, 2002
   (Date of Earliest Event Reported:  September 25, 2002)

                     EL PASO CORPORATION
   (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (713) 420-2600

Item 5.  Other Events
         ------------

Attached  is  a  communication  dated  September  25,  2002,
regarding  El  Paso's opinion  of  the  proposed   decision
issued  by  the  Federal   Energy   Regulatory Commission's
(FERC) Chief Administrative Law Judge Curtis L. Wagner, Jr.
on September 23, 2002.


Item 7.  Financial Statements, ProForma Financial Information
         and Exhibits
         ----------------------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number                Description
                -------                ------------

                  99.1     Communication  dated September  25, 2002.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION


                              By:  /s/ Jeffrey I. Beason
                                 ---------------------------
                                   Jeffrey I. Beason
                          Senior Vice President and Controller
                             (Principal Accounting Officer)

Dated:  September 25, 2002


                        EXHIBIT INDEX

         Exhibit
         Number                Description
        -------                ------------

          99.1     Communication  dated September  25, 2002.